Summary Prospectus April 29, 2016

Westcore International Small-Cap Fund

RETAIL SHARE CLASS: WTIFX | INSTITUTIONAL SHARE CLASS: WIIFX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.westcore.com/LiteratureForms/ReportsProspectuses.aspx. You can also get this information at no cost by calling 800.392.CORE (2673), by sending an email request to WestcoreInvest@westcore.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated April 29, 2016, along with the Fund’s most recent annual report dated December 31, 2015, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

Investment Objective

The Westcore International Small-Cap Fund (the “Fund”) seeks to achieve long-term growth of capital primarily through investments in international small-cap companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Retail Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$12.00	–
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.20%	1.20%
Distribution (12b-1) Fees	None	None
Other Expenses(1)	0.42%	0.57%
Total Annual Fund Operating Expenses	1.62%	1.77%
Fee Waiver and Expense Reimbursement(2)	(0.12)%	(0.45)%
Total Annual Fund Operating Expense After Fee Waiver and
Expenses Reimbursement(2) (3)	1.50%	1.32%

(1)	“Other Expenses” are based on estimated amounts for Institutional Class shares’ initial fiscal year.

(2)

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2016 until at least April 30, 2017, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.50% for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/reimbursement, does not exceed 25 basis points. This agreement may not be terminated or modified prior to April 30, 2017 without the approval of the Board of Trustees.

(3)

The Adviser has also agreed to voluntarily waive a portion of the investment advisory and/or administration fees and/or reimburse additional Trust expenses commencing April 29, 2016 so that the ratio of expenses to average net assets of the Westcore International Small-Cap Fund (the “Fund”) Retail Class of the Trust as reported in the Funds Financial Highlights do not exceed 1.44%. The second and third sentences of footnote (2) above otherwise remain in full force and effect. The Adviser may discontinue this voluntary waiver at any time upon notice to the Trust.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Retail Class shares or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

Although your actual costs may
be higher or lower, based on
these assumptions your costs
would be:	One Year	Three Years	Five Years	Ten Years
Retail Class	$153	$499	$870	$1,909
Institutional Class	$134	$513	$917	$2,044

Westcore International Small-Cap Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies of the Fund

  The Fund invests primarily in the common stock of approximately 35 to 60 foreign small-cap companies that are trading at a discount to the portfolio management team’s estimated intrinsic value of such company with the potential to grow their earnings and cash flows.

  Under normal circumstances, at least eighty percent (80%) of the value of the Fund’s net assets, plus any borrowings for investment purposes, is invested in international small-cap companies.

  The Fund currently considers “small-cap companies” to be those companies included in, or similar in size to, those included in its benchmark index, the MSCI EAFE Small-Cap Index, at the time of purchase. As of March 31, 2016, companies within this benchmark index ranged from approximately $32 million to $7.8 billion in market capitalization. As of March 31, 2016, the weighted average market capitalization of the benchmark was approximately $2.3 billion as compared to approximately $1.7 billion for the companies within the Fund’s portfolio. Please note that these market capitalization measures will fluctuate over time.

  Under normal circumstances, the Fund primarily invests its assets in common stocks of foreign companies in developed countries. The Fund may, to a lesser extent, invest in emerging markets and/or in U.S.-based companies.

  The team implements an investment strategy that is based on the belief that investing in businesses trading at a significant discount to intrinsic value leads to strong performance over time. Utilizing a bottom-up approach grounded in independent fundamental research, the team constructs a portfolio designed to generate alpha, or risk-adjusted excess return, relative to the Fund’s benchmark, primarily through stock selection.

  The team seeks to capitalize on the inefficiencies within its international small-cap universe. Investments are made in small-cap companies, primarily in developed foreign markets.

  The team believes the best way to identify attractive candidates for research is to consider companies within its entire international small-cap universe. The team does not eliminate any industries from the research process and does not pre-judge companies based on the nature of the business, but rather focuses on the underlying characteristics of the business.

  The goal of the team’s process is to invest in cash-generative companies at attractive valuations. Using proprietary fundamental research, the team looks for key attributes in companies including free cash flow, earnings growth, return on invested capital, balance sheet strength and relative upside to its estimate of intrinsic value. It seeks to manage risk through a valuation discipline, in-depth fundamental analysis and portfolio structure.

  The team may invest in forward currency contracts to adjust the portfolio’s exposure to different currencies consistent with the team’s targets, which consider the currency weightings within the Fund’s benchmark index.

  The Fund considers “foreign companies” to include those domiciled outside of the United States or with the principal trading market of their securities outside of the United States. For purposes of determining the countries in which the Fund invests, the following countries are currently considered to be “developed countries”: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund considers emerging market countries to be those countries that are neither the United States nor developed countries.

  Stocks may be sold when conditions have changed and the company’s prospects are no longer attractive, its stock price has achieved the team’s valuation target or better relative investment opportunities have been identified.

Principal Risks of Investing in the Fund

  Risk of Loss: You could lose money by investing in the Fund.

  Market Risk: As with any equity fund, the value of your investment will fluctuate over time in response to overall movements in the stock market. Further, investments in common stocks tend to be more volatile than many other investment choices. The financial crisis in the United States and many foreign economies over the past several years has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign.

  Portfolio Management Risk: The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/ or may decline in value.

  Small Company Risk: The Fund is subject to the general risk that the stocks of smaller and newer companies can involve greater risks than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements due to a number of reasons, including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Small companies in which the Fund may invest typically lack the financial resources, product diversification and competitive strengths of larger companies, which may cause the value of the Fund to be more volatile. Small companies may be more thinly-traded than larger, more established companies.

Westcore International Small-Cap Fund

  Direct Foreign Exposure Risk: The Fund may invest in non-U.S.-traded securities. There are risks and costs involved in investing in non-U.S.-traded securities which are in addition to the usual risks inherent in securities that trade on a U.S. exchange. These risks will vary from time to time and from country to country, especially if the country is considered an emerging market or developing country, and may be different from or greater than the risks associated with investing in developed countries. These risks may include, but are not limited to, higher transaction costs, the imposition of additional foreign taxes, less market liquidity, security registration requirements and less comprehensive security settlement procedures and regulations, significant currency devaluation relative to the U.S. dollar, restrictions on the Fund’s ability to repatriate investment income or capital, less government regulation and supervision, less public information, less economic, political and social stability and adverse changes in diplomatic relations between the United States and that foreign country.

  Currency Risk: The Fund’s significant exposure to foreign markets can regularly affect the net asset value and total return of the Fund due to fluctuations in currency exchange rates. Use of forward currency contracts can further increase this risk.

  Indirect Foreign Exposure Risk. Investments in U.S.-traded securities that are organized under the laws of a foreign country or have significant business operations abroad may be impacted by these same foreign exposure risks indirectly. This includes securities in the form of sponsored and unsponsored depositary receipts. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these depositary receipts generally bear all of the costs of the depositary facility and the bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications from the foreign issuer or to pass through voting rights. These risks will vary from time to time and from country to country especially if the country is considered an emerging market or developing country.

Risk/Return Bar Chart and Table

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s Retail Class performance from year to year, and by showing how the Fund’s average annual returns for one, five and ten years compared with those of an unmanaged index of securities. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on www.westcore.com or call toll-free 800.392.CORE (2673).

Retail Class - Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return: 6/30/2009 36.15% Lowest Quarterly Return: 12/31/2008 (24.73)%

Average Annual Total Returns (for the Periods Ended December 31, 2015)

After-tax returns for the Retail Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. There is no history of returns for the Fund’s Institutional Class shares prior to the date of this Prospectus.

Westcore International Small-Cap Fund

Westcore International Small-Cap Fund	1 Year	5 Years	10 Years
Retail Class
Return Before Taxes	1.05%	3.38%	5.07%
Return After Taxes on Distributions	(0.80)%	2.55%	4.53%
Return After Taxes on Distributions and Sale of Fund Shares	2.04%	2.61%	4.05%
MSCI EAFE Small-Cap Index (reflects no deduction for fees,
expenses or taxes)	9.94%	6.67%	4.90%
MSCI ACWI ex USA Small-Cap Index* (reflects no deduction
for fees, expenses or taxes)	2.95%	2.99%	5.32%

* MSCI Inc. launched the MSCI ACWI ex USA Small-Cap Index on June 1, 2007. Data prior to the launch date is back-tested data provided and derived by MSCI (i.e. calculations of how the index might have performed over that time period had the index existed). There may be material differences between back-tested performance and actual results. Past performance, whether actual or back-tested, is no indication or guarantee of future performance. MSCI Inc. is the source and owner of the MSCI ACWI ex USA Small-Cap Index data.

Management

Investment Adviser

Denver Investments

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund

John C. Fenley, CFA
Partner, Director of International Research – Denver Investments
Portfolio Manager of the Fund	October 1, 2003

Jeremy A. Duhon, CFA
Partner, International Analyst – Denver Investments
Portfolio Manager of the Fund	April 30, 2009

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for the Retail Class and $250,000 for the Institutional Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). You may redeem shares of the Fund on any business day through the Fund’s website at www.westcore.com, by telephone at 800.392.CORE (2673), by regular mail at Westcore Funds, P.O. Box 44323, Denver, CO 80201-4323, or by a systematic withdrawal plan (must be multiples of $50, and can be accomplished monthly, quarterly or annually).

Tax Information

The Fund intends to make distributions that will be taxed as ordinary income or capital gains or, in some cases, qualified dividend income subject to tax at maximum federal rates applicable to long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions of the Fund will be subject to federal income tax. Investments held through tax-deferred arrangements may be taxed in the future upon withdrawal.

Financial Intermediary Compensation - Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PAGE 4
WC708